Exhibit 99.1 NOVEMBER 6, 2026 BancAnalysts Association of Boston Conference 2026 John Stern Vice Chair and Chief Financial Officer Stephen Philipson Vice Chair, Wealth, Corporate, Commercial, and Institutional Banking

Forward -looking Statements and Additional Information The following information appears in accordance with the Private Securities Litigation Reform Act of 1995 : This presentation contains forward -looking statements about U.S . Bancorp . Statements that are not historical or current facts, including statements about beliefs and expectations, are forward - looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date hereof . These forward -looking statements cover, among other things, future economic conditions and the anticipated future revenue, expenses, financial condition, asset quality, capital and liquidity levels, plans, prospects, targets, initiatives and operations of U.S . Bancorp . Forward -looking statements often use words such as “anticipates,” “targets,” “expects,” “hopes,” “estimates,” “projects,” “forecasts,” “intends,” “plans,” “goals,” “believes,” “continue” and other similar expressions or future or conditional verbs such as “will,” “may,” “might,” “should,” “would” and “could .” Forward -looking statements involve inherent risks and uncertainties that could cause actual results to differ materially from those set forth in forward -looking statements, including the following risks and uncertainties : deterioration in general business, political and economic conditions or turbulence in domestic or global financial markets, which could adversely affect U.S . Bancorp’s revenues and the values of its assets and liabilities, reduce the availability of funding to certain financial institutions, lead to a tightening of credit, and increase stock price volatility ; changes to statutes, regulations, or regulatory policies or practices, including capital and liquidity requirements, and the enforcement and interpretation of such laws and regulations, and U.S . Bancorp’s ability to address or satisfy those requirements and other requirements or conditions imposed by regulatory entities ; changes in trade policy, including the imposition of tariffs or the impacts of retaliatory tariffs , or the effects of related litigation ; changes in interest rates ; increases in unemployment rates ; deterioration in the credit quality of U.S . Bancorp’s loan portfolios or in the value of the collateral securing those loans ; changes in commercial real estate occupancy rates ; increases in Federal Deposit Insurance Corporation (FDIC) assessments, including due to bank failures ; actions taken by governmental agencies to stabilize or reform the financial system and the effectiveness of such actions ; turmoil and volatility in the financial services industry ; risks related to originating and selling mortgages, including repurchase and indemnity demands, and related to U.S . Bancorp’s role as a loan servicer ; impacts of current, pending or future litigation and governmental proceedings ; increased competitive pressure ; changes in customer behavior and preferences and the ability to implement technological changes to respond to customer needs and meet competitive demands ; risks arising from the development, implementation, use and management of emerging technologies, including artificial intelligence by U.S . Bancorp, its customers or other third parties, and the ability to achieve expected or potential benefits, such as increased productivity, profitability and cost savings ; failures or disruptions in or breaches of U.S . Bancorp’s operational, technology , data security or other security systems or infrastructure, or those of third parties, including as a result of cybersecurity incidents ; failures to safeguard personal information ; impacts of pandemics, natural disasters, terrorist activities, civil unrest, international hostilities and geopolitical events, including those arising from conflict in the Middle East ; impacts of supply chain disruptions, rising inflation, slower growth or a recession ; effects of climate change and related physical and transition risks ; failure to execute on strategic or operational plans ; effects of mergers and acquisitions, such as the acquisition of Condor Trading LP and its subsidiaries, including BTIG, LLC (collectively, “BTIG”), and related integration, including that the expected benefits may take longer than anticipated to achieve or may not be achieved in entirety or at all and the costs relating to the combination may be greater than expected ; effects of critical accounting policies and judgments ; effects of changes in or interpretations of tax laws and regulations ; management’s ability to effectively manage credit risk, market risk, operational risk, compliance risk, strategic risk, interest rate risk and liquidity risk ; and the risks and uncertainties more fully discussed in the section entitled “Risk Factors” of U.S . Bancorp’s Form 10 -K for the year ended December 31 , 2025 , and subsequent filings with the Securities and Exchange Commission . Factors other than these risks also could adversely affect U.S . Bancorp’s results, and the reader should not consider these risks to be a complete set of all potential risks or uncertainties . Readers are cautioned not to place undue reliance on any forward -looking statements . Forward -looking statements speak only as of the date hereof, and U.S . Bancorp undertakes no obligation to update them in light of new information or future events . This presentation includes non-GAAP financial measures to describe U.S . Bancorp’s performance . The calculations of these measures are provided in the Appendix . These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies . ©2025 U.S. Bank | Confidential 2

An Exceptional Banking Franchise 3 4 Fee income represents ~44% of Balance sheet Clients 1 U.S. Bancorp’s total net revenue Assets Consumers $697B ~14M 23% 29% As a % of Earning assets Businesses $631B ~1.4M 1,2 Total Revenue Deposits Wealth clients ■ Payment Services $527B ~495K 48% ■ Consumer & Business Banking Corporate and Loans ■ Wealth, Corporate, Commercial & $410B ~47K Institutional Institutional Banking (WCIB) Key statistics 5 Total purchase volume $9 77 B 4 Assets under management $5 73 B 6 Assets under custody and administration ~$1 3T 7 Fortune Global Company ranked by revenue 110 Client centers Branch network Map does not include our European locations 1 2 For the three months ended September 30 , 2026 on a taxable -equivalent basis. Business line revenue percentages exclude Treasury and Corporate Support; Non -GAAP; see appendix for 3 4 5 reconciliation. Average balances for the three months ended September 30, 2026 . Data as of September 30 , 2026. Total purchase volume shown on a trailing 12 -month basis ending September ©2025 U.S. Bank | Confidential 6 7 3 30, 2026 for Retail Payment Solutions (Payments: Consumer and Small Business), Corporate Payment Solutions and Merchant Acquiring. Amount as of September 30, 2026. Source: Fortune Global 500 Ranking (2026)

Focused on Achieving Our Financial Targets Key strategic priorities Medium -term 3Q 2025 2Q 2026 3Q 2026 3 target 1 Organic Growth Return on average assets 1.17% 1.26% 1.25% 1.15% to 1.35% Deepening relationships, interconnected product set, and broader reach 1 Return on tangible common equity 18.6% 18.7% 18.5% High teens 2 Fee revenue growth (YoY) 9.5% 13.2% 14.9% Mid -single digits 2 Expense Management Capacity to deliver positive operating 1 leverage and fund organic growth Efficiency ratio 57.2% 57.1% 55.9% Mid -to-high 50s Committed to positive 1,2 Operating leverage (YoY) 530 bps 400 bps 240 bps operating leverage Payments Transformation 3 CET1 capital ratio (Cat III) 10.9% 10.8% 10.8% Execution -focused and targeted strategy; ~10% Cat II pro forma Embedded money movement 1 CET1 capital ratio with AOCI 9.2% 9.4% 9.1% Strong foundation built on financial and risk management discipline ©2025 U.S. Bancorp 4 1 2 3 Non -GAAP; see appendix for calculation. Excludes securities gains (losses). Medium -term represents 2026 and 2027; subject to economic assumptions outlined in the appendix .

We have a well -diversified fee complex 1 Comprised of: % of fees 44% Today’s 1 Fee revenue focus ➢ Capital Markets Fixed Income, Currency and Commodities (FICC), 18% BTIG, Impact Finance ➢ Payments 38% Credit Cards, Merchant Payment Services, Corporate Payments, Treasury Management $8B total 3Q 2026 ➢ Trust and Investments 1 net revenue 26% Global Corporate Trust, Wealth Management, Global Fund Services, Institutional Trust and Custody, Asset Management ➢ Consumer and Other 18% Consumer and Business Banking Fee revenue Net interest income 1 For the three months ended September 30, 2026 on a taxable -equivalent basis. ©2025 U.S. Bancorp 5

U.S. Bancorp’s Global Capital Markets evolution competitively positioning us for growth 1 Global Capital Markets revenue $ billions FICC and Other $2.5 13% BTIG $0.9 7 yr CAGR $1.3 $1.1 $1.0 $0.8 $0.8 $0.7 $0.6 $0.5 $1.6 Pre - 2017 2018 2019 2020 2021 2022 2023 2024 2025 Annualized 2 3Q 2026 • Investment -grade • Foreign • CLOs• Commodities• Brokered CDs• BTIG acquisition bonds Exchange (FX) • Subscription • Expanded FX• Physical precious • High -yield bonds re-platforming finance• Union Bank growth metals • Derivatives• Asset -backed • Asset -backed securities • Muni prepaids • BTIG referral program lending• Structured credit• Macro • Defeasance • Market funding 1 2 ©2025 U.S. Bancorp 6 2026 includes BTIG; revenue is fee only; includes Impact Finance . Total Capital Markets fee revenue was $640 million in the third quarter of 2026

Platforms built for growing market share Investment Grade Loan Bookrunner Investment Grade Domestic Bonds Equity Capital Markets 1 2 3 U.S. Bancorp Market Share U.S. Bancorp Market Share BTIG Market Share 3.7% #7 2.5% #14 1.8% #15 0.9% 0.1% 0.1% #13 #24 #41 4 2009 2025 2009 2025 2015 YTD 2026 1 2 3 Loan Pricing Corporation, includes both lead left and joint lead arranger deals, based on volume. Bloomberg; data is for domestic issuers only, based on volume. Bloomberg; ©2025 U.S. Bancorp 7 4 bookrunner transactions based on volume. For the nine months ended September 30, 2026 .

A broader, integrated platform will expand Capital Markets’ contribution to the company 1 Capital Markets Fee Revenue Contribution to U.S. Bancorp + + 90 - 100 bps 10% + 30 - 40 bps + 70 - 80 bps 8% 4% FICC & Other Capital Markets BTIG Investment Banking BTIG Markets Global Capital Markets Expected Strategic Growth Our Strategy Additional Deepening Shared Core Capabilities Growth Client Base Continued product and vertical FICC and BTIG continue BTIG > USB clients expansion across FICC and BTIG USB > BTIG clients to grow at a high single (e.g., IB verticals, equity swaps, digit annual pace BTIG beyond Capital Markets institutional rates and FX, cash macro, (e.g., Investor Services, Wealth) structured products, commodities) 1 Represents fee revenue contribution (past and expected) for capital markets comprised of Fixed Income, Currencies and Commodi ties (FICC), Impact Finance, and other capital ©2025 U.S. Bancorp 8 markets related products as a percentage of total net revenue

Deepening shared client base →→ Corporate and institutional 1 BTIG clients 1 ~47K ~4K+ U.S. Ban corp clients Referral opportunities U.S. Bancorp FICC expansion Outsourced ETF Trading Execution Debt Capital Markets Interest Rate Derivatives Equity Capital Capital Markets Introductions Commodities Foreign Exchange Derivatives M&A Advisory Syndications Structured Credit Corporate Access Share Buybacks 2 2 220+ referrals 130+ referrals →→ ©2025 U.S. Bancorp 9 1 1 2 Data as of September 30, 2026. Referral from June 1, 2026 through September 30, 2026

Revenue synergies across our complementary products Complementary products Investment Services Referral opportunities Corporate Trust Custody Escrow Equity Sales/ ETF Trading Execution Fund Administration Asset Management Outsourced Capital Trading Introductions Wealth M&A Derivatives Private Banking Family Office Prime Brokerage ©2025 U.S. Bancorp 10

Introducing U.S. Bancorp capabilities to BTIG clients

A TMT[1] client example

How it started
~$4 million annual revenue[2]

BTIG - only client

Investment Banking

Where the relationship is going
Expected to generate ~4-5X in annual revenue

Banking	New joint lead arranger credit commitment
FICC	• Lead left arranger on acquisition financing in 2026 • Derivatives and FX in near future • Working Capital engagement
Deposits	~$50 million of new deposits and Treasury Management Services

U.S. Bancorp

[1] TMT: Technology, Media, and Telecom. [2] For the twelve months ended December 31, 2025.

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Bringing our unified capabilities to U.S. Bancorp clients Tech company client example HOW IT STARTED WHERE THE RELATIONSHIP IS GOING U.S. Bancorp U.S. Bancorp & BTIG FICC→ Debt Capital Markets + BTIG Equity Capital Markets Corporate Trust→ Trustee + Additional Debt Capital Markets Banking → Multiple credit facilities Positioned for up -tiering Expected to generate U.S. Bancorp relationship pre -acquisition ~2 -3X ~$9 Million in annual revenue 1 annual revenue 1 ©2025 U.S. Bancorp 12 Represents last twelve -month revenue as of June 30, 2026

Elevated access deepens shared relationships

HOW IT STARTED (Private Capital Manager client example)

U.S. Bancorp

Committed credit • Custody
Escrow • Deposits

\+

BTIG

Equity trading
Equity capital markets

Shared relationship today
~$4 Million
combined annual revenue[1]

WHERE THE RELATIONSHIP IS GOING

Expected to generate **~1-2x revenue** *in first 6 months post close*

Banking

Several new joint lead arranger credit commitments across portfolio companies and new leveraged buyout transactions

FICC

Several new joint lead arranger and passive joint bookrunner roles on acquisition and best-effort refinancing transactions in 2026 and 2027

Deposits

Expect new deposits and payments opportunities at portfolio company level

Corporate Trust

Expect new custody and escrow opportunities across credit funds and portfolio companies

U.S. Bancorp

[1] For the twelve months ended December 31, 2025.

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While continuously improving our capabilities to drive growth Recent enhancements driving growth… With further developments underway… Investment Banking Structured Credit Macro sales and trading Ver tical Expansion launched June 2026 Fixed Income Equity Swap Dealing Market share Market Funding 2% Repo Expansion Liquid Cash Products Mortgage Capital 1% Commodities Markets Institutional FX Institutional Rates 1 2025 Near-term target Global Distribution ©2025 U.S. Bancorp 1 14 Market share target is forward -looking. Product expansion reflects planned capabilities; Market share as of 12/31/2025 estimated through a third -party aggregator

In closing A stronger platform, positioned for growth • Successful track record of growing share in markets businesses • Addition of BTIG and continued execution of FICC roadmap both provide scale and runway for meaningful growth • Opportunity to double share of wallet in markets businesses by deepening relationships, expanding capabilities and leveraging the interconnected WCIB platform ©2025 U.S. Bancorp 15

Appendix ©2025 U.S. Bank | Confidential ©2026 U.S. Bank | Confidential 16

Financial Targets 1 2 Medium -term Key assumptions Modest GDP growth Return on Average 1.15% to 1.35% Assets Stable unemployment rate Moderating inflation Return on Tangible High teens Common Equity Current tax policy Fee Income Growth Fed Funds rate path consistent with market implied Mid -single digits (YoY) Upward sloping yield curve driven by rate cuts Efficiency Ratio Mid -to-high 50s Stable credit quality 1 2 ©2025 U.S. Bank | Confidential Medium -term represents 2026 and 202 . Key assumptions as of September 12, 2024 and presented at Investor Day 17

Non -GAAP Financial Measures Three Months Ended ($ in millions) September 30 , 202 6 Line of Business Financial Performance Net Revenue Wealth, Corporate, Commercial and Institutional Banking $ 3,997 Consumer and Business Banking 2,404 Payment Services 1,868 Treasury and Corporate Support (299) Total Company 7,970 Less Treasury and Corporate Support (299) Total Company excluding Treasury and Corporate Support $ 8,269 Percent of Total Company Wealth, Corporate, Commercial and Institutional Banking 50 % Consumer and Business Banking 30 % Payment Services 23 % Treasury and Corporate Support (3) % Total Company 100 % Percent of Total Company excluding Treasury and Corporate Support Wealth, Corporate, Commercial and Institutional Banking 48 % Consumer and Business Banking 29 % Payment Services 23 % Total Company excluding Treasury and Corporate Support 100% ©2025 U.S. Bank | Confidential 18

Non -GAAP Financial Measures Three Months Ended (Dollars in Millions, Unaudited) September 30, 2026 June 30, 2026 September 30, 2025 Net income applicable to U.S. Bancorp common shareholders $ 2,095 $ 2,098 $ 1,893 Intangibles amortization (net -of-tax) 100 90 99 Net income applicable to U.S. Bancorp common shareholders, excluding intangibles amortization 2,195 2,188 1,992 Annualized net income applicable to U.S. Bancorp common shareholders, excluding intangibles amortization (a) 8,708 8,776 7,903 Average total equity (b) 68,214 67,327 63,101 Average preferred stock (6,808) (6,808) (6,808) Average noncontrolling interests (463) (462) (458) Average goodwill (net of deferred tax liability ) (1) (12,197) (11,796) (11,609) Average intangible assets (net of deferred tax liability), other than mortgage servicing rights (1,684) (1,409) (1,659) Average tangible common equity ( c ) 47,062 46,852 42,567 Return on average common equity 13.6% 14.0% 13.5 % Return on tangible common equity (a)/( c ) 18.5% 18.7% 18.6 % September 30, June 30, September 30, (Dollars in Millions, Unaudited) 2026 2026 2025 Common equity tier 1 capital, determined in accordance with prescribed regulatory capital requirements effective for the company (a) 55,023 53,575 50,587 Accumulated Other Comprehensive Income (AOCI) related adjustments (2) (8,853) (6,790) (7,638) Common equity tier 1 capital, including AOCI related adjustments (2) (b) 46,170 46,785 42,949 Risk -weighted assets, determined in accordance with prescribed regulatory capital requirements effective for the company (c) 508,174 496,488 465,092 Ratios Common equity tier 1 capital ratio (a)/(c) 10.8% 10.8% 10.9 % Common equity tier 1 capital ratio, including AOCI related adjustments (2) 9.1 9.4 9.2 (b)/(c) (1) , (2) – see last page in appendix for corresponding notes ©2025 U.S. Bank | Confidential 19

Non -GAAP Financial Measures Three Months Ended September 30, September 30, June 30, June 30, September 30 , September 30, (Dollars in Millions, Unaudited) 2026 2025 2026 2025 202 5 2024 Net interest income $ 4,468 $ 4,222 $ 4,361 $ 4,051 $ 4,2 22 $ 4,135 Taxable -equivalent adjustment (3) 22 29 26 29 29 31 Net interest income, on a taxable -equivalent adjustment basis 4,490 4,251 4,387 4,080 4,2 51 4,166 Net interest income, on a taxable -equivalent basis (as calculated above) 4,490 4,251 4,387 4,080 4,2 51 4,166 Noninterest income 3,480 3,078 3,325 2,924 3,078 2,698 Total net revenue 7,970 7,329 7,712 7,004 7,329 6,864 Less: Securities gains (losses), net (65) (7) (49) (57) (7) (119) Total net revenue, excluding net securities gains (losses) (a) 8,035 7,336 7,761 7,061 7,336 6,983 Percent change (b) 9.5% 9.9% 5.1 % Noninterest expense ( e) 4,493 4,197 4,428 4,181 4,197 4,2 04 Percentage change ( f) 7.1% 5.9% (0.2) % Less: BTIG noninterest expense 213 84 — — — Total noninterest expense, excluding notable items ( g) 4,280 4,197 4,344 4,181 4,197 4,2 04 Percentage change (h) 3.9% (0.2) % 2.0 % Operating leverage (b) - (f) 2.4% 4.0% 5.3 % Efficiency ratio ( e) / (a) 55.9% 57.1% 57.2% (3)– see last page in appendix for corresponding notes ©2025 U.S. Bank | Confidential 20

Notes 1. Includes goodwill related to certain investments in unconsolidated financial institutions per prescribed regulatory requireme nts. 2. Includes Accumulated Other Comprehensive Income ( AOCI ) related to available for sale securities, pension plans, and available for sale to held to maturity transfers. 3. Based on a federal income tax rate of 21 percent for those assets and liabilities whose income or expense is not included for federal income tax purposes. ©2025 U.S. Bank | Confidential 21